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                                                                   EXHIBIT 10.26

                    EOTT ENERGY OPERATING LIMITED PARTNERSHIP


                                December 18, 2001


Koch Petroleum Group, L.P.
4111 East 37th Street North
Wichita, Kansas 67220

Re:      Amendment and Consent to Assignment
         Crude Oil Supply and Terminalling Agreement dated December 1, 1988 by and between Koch Petroleum Group, L.P. and EOTT Energy Operating Limited Partnership, as amended, (EOTT Contract No. 37562)

Gentlemen:

         This letter agreement, when executed by you in the manner provided for below, shall serve to modify and amend that certain Crude Oil Supply and Terminalling Agreement ("Agreement") dated December 1, 1998 by and between Koch Petroleum Group, L.P. ("Koch") and EOTT Energy Operating Limiting Partnership ("EOTT") as follows:

1. EOTT hereby consents to the assignment of the rights and obligations of Koch under the Agreement to Koch Supply & Trading, L.P. effective as of January 1, 2002. Koch Supply & Trading, L.P., by its execution of this letter agreement, hereby agrees, pursuant to the provisions of Section
         10.6 (b) of the Agreement, to be bound by all the terms and conditions of the Agreement.

2. Under Section 1.3(b) of the Agreement, where the words "Koch's Posting for West Texas/New Mexico Intermediate crude oil" appear they shall be deleted and replaced by "Koch's posting for West Texas/New Mexico Intermediate crude oil as provided by Koch Supply & Trading, L.P.".

3. Under Section 3.2(a) of the Agreement, the words "as provided by Koch Supply & Trading, L.P.," shall be inserted on the second line between the words "Intermediate" and "gravity".

         Except as herein above modified, all the other terms and conditions of this Agreement and any previous amendments thereto, shall remain unchanged and in full force and effect.

EOTT ENERGY OPERATING LIMITED PARTNERSHIP
BY:      EOTT ENERGY CORP., ON BEHALF OF ITS GENERAL PARTNER
         EOTT ENERGY GENERAL PARTNER, L.L.C.

By:      /s/ Dana R. Gibbs rl
         -----------------------------------
         Dana R. Gibbs
         President and COO

Koch Petroleum Group, L.P.
By:      KPG/GP, LLC its general partner

By:
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Its:
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Koch Supply & Trading, L.P.
By:      KS&T/GP, LLC its general partner

By:
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Its:
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